Income Taxes	12 Months Ended
Dec. 31, 2017
Income Tax Disclosure [Abstract]
Income Taxes

12. INCOME TAXES

Significant components of the Company’s deferred tax assets and liabilities are as follows:

	December 31, 2017	December 31, 2016
Net operating loss carry-forwards	$3,464,000	$4,149,000
Share based compensation	(704,000)	(518,000)
Non-cash interest and financing expenses	(833,000)	(343,000)
Other temporary differences	(108,000	(55,000)
Less: Valuation allowance	(1,819,000)	(3,233,000)
Deferred tax assets, net	$—	$—

The items accounting for the difference between income taxes computed at the federal statutory rate and the provision for income taxes were as follows:

	December 31, 2017	December 31, 2016
Statutory federal income tax rate	(34.0%)	(34.0%)
State taxes, net of federal benefit	(5.8%)	(5.8%)
Non-deductible items	(0.1%)	(0.1%)
Effect of change in tax rate	12%	—
Change in valuation allowance	27.9%	39.9%
	0.0%	0.0%

ASC 740 requires that the tax benefit of net operating losses carry forwards be recorded as an asset to the extent that management assesses that realization is “more likely than not.” Realization of the future tax benefits is dependent on the Company’s ability to generate sufficient taxable income within the carry forward period. Because of the Company’s recent history of operating losses, management believes that recognition of the deferred tax assets arising from the above-mentioned future tax benefits is currently not likely to be realized and, accordingly, has provided a 100% valuation allowance against the asset amounts.

Any uncertain tax positions would be related to tax years that remain open and subject to examination by the relevant tax authorities. The Company has no liabilities related to uncertain tax positions or unrecognized benefits as of the year end December 31, 2017 or 2016. The Company has not accrued for interest or penalties associated with unrecognized tax liabilities.

On December 22, 2017, the Tax Cuts and Jobs Act (the “TCJ Act”) was enacted into law. The TCJ Act provides for significant changes to the U.S. Internal Revenue Code of 1986, as amended (the “Code”), that impact corporate taxation requirements, such as the reduction of the federal tax rate for corporations from 35% to 21% and changes or limitations to certain tax deductions.

The Company is currently assessing the extensive changes under the TCJ Act and its overall impact on the Company; however, based on its preliminary assessment of the reduction in the federal corporate tax rate from 35% to 21% to become effective on January 1, 2018, the Company currently expects that its effective tax rate for 2018 will be between 20% and 23%. Such estimated range is based on management’s current assumptions with respect to, among other things, the Company’s earnings, state income tax levels, and tax deductions. The Company’s actual effective tax rate in 2018 may differ from management’s estimate.

As of December 31, 2017, the Company had federal and state net operating loss carry forwards of approximately $12.8 million, which may be available to offset future taxable income for tax purposes. These net operating losses carry forwards begin to expire in 2034. This carry forward may be limited upon the ownership change under IRC Section 382.